SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 2, 1999

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

TEXAS                           0-8493                               74-1051605
(State or other              (Commission File Number)          (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                            77008
(Address of principal executive offices)                              (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

Item 5. Other Events.

On December 2, 1999, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Third Program Year for FMTV Production from the U.S. Army.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated December 2, 1999 titled "U.S. Army Funds Stewart & Stevenson For Third Program Year for FMTV Production."

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       STEWART & STEVENSON SERVICES, INC.

Date:  December 2, 1999                 By:/s/ LAWRENCE E. WILSON
                                        Name:  Lawrence E. Wilson
                                        Title: Vice President, Secretary and
                                               General Counsel

                                  EXHIBIT INDEX

99.1 Company Press Release dated December 2, 1999 titled "U.S. Army Funds Stewart & Stevenson For Third Program Year for FMTV Production."